Please Complete 4/7/99	Todays date
            4/15/99	Current Month Disbribution
            Date 3/15/99	Prior Month Distribution
            Date (from see exhibit 1 below)
            Mar-99	Month for the reporting period
            4/14/99	Transfer date


            5.2175%	Certificate Interest Rate for
            the month 31	Number of days in the
            interest period BEGINNING PBT CASH
            COLLATERAL BALANCE

            "412,500,000 "	Investor Interest
            beginning of Interest Period ($000) 83
            	Payment of Principal after 2/15/99







            EXHIBIT B






            MONTHLY PAYMENT INSTRUCTIONS AND
            NOTIFICATION TO THE TRUSTEE


            THE PRUDENTIAL BANK AND TRUST COMPANY



            PB&T MASTER CREDIT CARD TRUST II

            SERIES 1994-A


            "The undersigned, a duly authorized
            representative of The " "Prudential Bank and Trust Company (""PB&T""), as
            Servicer pursuant to the" "Pooling and
            Servicing Agreement dated as of August
            1, 1994, as amended July" "31, 1997, and
            the Series 1994-A Supplement dated as of August 10, 1994, as" "amended July 31,
            1997,  (collectively, the ""Pooling and
            Servicing Agreement"")" "by and between
            PB&T and Bankers Trust as trustee, (the
            ""Trustee""), does" hereby certify as
            follows:

            A)	Capitalized terms used in this
            notice have their respective meanings
            set forth in the Pooling and Servicing
            Agreement; "provided, that the
            ""Preceding Monthly Period"" shall mean
            the" Monthly Period immediately
            preceding the calendar month in which
            this notice is delivered.  References
            herein to certain sections and
            subsections are references to the
            respective sections and subsections of
            the Pooling and Servicing Agreement.
            This notice is delivered pursuant to
            Section 4.08 of the Pooling and
            Servicing Agreement.

            B)	PB&T is the Servicer under the
            Pooling and Servicing Agreement.

            C)	The undersigned is a Servicing
            Officer.

            D)	The date of this notice is a
            Determination Date under the Pooling and Servicing Agreement.


            I.	INSTRUCTION TO MAKE A WITHDRAWAL

            "Pursuant to Section 4.08, the Servicer
            does hereby instruct the  " Trustee (i)
            to make a withdrawal from the Defeasance
            Account on		15-Apr-99	", which
            date is a Transfer Date under the"
            Pooling and Servicing			"Agreement,
            in an aggregate amount as set " forth
            below in respect to
            the				following amounts and
            (ii) to apply the proceeds of such
            withdrawal in accordance with Section
            4.08:

            A) 	Pursuant to subsection 4.08 (a):
            (1) Interest at the Certificate Rate for
            the preceding Interest Period on the
            Investor Interest
            .......................					"$1,853,299.48
            "								#DIV/0!

            (2) Deficiency Amounts
            ......................					$0.00

            B)	Pursuant to subsection 12.05:

            (1) Pay to the
            Seller........................					$0.00

            Total
            .......................................					$0.00



            II.	ACCRUED AND UNPAID AMOUNTS

            After giving effect to the withdrawals
            and transfers to be made in "accordance
            with this notice, the following amounts
            will be accrued" and unpaid with respect to all Monthly Periods preceding the current calendar month:

            A)	Subsection 4.08 (a): The aggregate
            amount of all Deficiency Amounts
            .....................................					$0.00

            "IN WITNESS WHEREOF, the undersigned has
            duly executed this " certificate this
            		seventh day of		Apr-99


            "THE PRUDENTIAL BANK AND TRUST COMPANY,"
            Servicer

            By: Name:   Robert R. Wood	Joel L.
            Rosenberg Title:Senior Vice President
            B-2

            MONTHLY CERTIFICATEHOLDER'S STATEMENT


            SERIES 1994-A

            THE PRUDENTIAL BANK & TRUST COMPANY


            PB&T MASTER CREDIT CARD TRUST II



            Under Section 5.02 of the Pooling and
            Servicing Agreement dated as of August
            "1, 1994, as amended July 31, 1997, and
            the Series 1994-A Supplement dated"
            "August 10, 1994, as amended July 31,
            1997, (collectively, the ""Pooling and"
            "Servicing Agreement"") by and between
            The Prudential Bank & Trust Company"
            "(""PB&T"") and Bankers Trust, as
            trustee (the ""Trustee""), PB&T, as
            Servicer, is" required to prepare
            certain information each month regarding
            current distributions to Series 1994-A
            Certificateholders and the performance
            of the "PB&T Master Credit Card Trust
            (the ""Trust"") during the previous
            month.  The" information which is
            required to be prepared with respect to
            the Distribution Date of 		15-Apr-99
            and with respect to the performance of
            the Trust during the month of
            			Mar-99	 is set forth
            below. Certain information is "presented on the basis of an amount of $1,000 per series 1994-A Certificate" "(a
            ""Certificate"").  Certain other
            information is presented based on the"
            aggregate amounts for the Trust as a
            whole. Capitalized terms used in this
            Statement have their respective meanings set forth in the Pooling and Servicing
            Agreement.

            A.	Information Regarding the Current
            Monthly Distribution "(Stated on the
            basis of $1,000 Original Certificate"
            Principal Amount.)

            1.	The total amount of the
            distribution to Certificateholders on
            		 	15-Apr-99 "per $1,000 original
            certificate principal " amount
            ......................................					$87.83
            		ADD PRINCIPAL COLLECTIONS

            2.	The amount of the distribution set
            forth in paragraph 1 above in respect of
            interest on "the Certificates, per
            $1,000 original" certificate principal
            amount
            ................					$4.49

            3.	The amount of the distribution set
            forth in paragraph 1 above in respect of
            principal of "the Certificate, per
            $1,000 original" certificate principal
            amount ................					$83.33
            		ADD PRINCIPAL COLLECTIONS



            B.	Information Regarding the
            Performance of the Trust

            1.	Permitted Investments Outstandings

            The aggregate amount in the Distribution
            Account of sales and maturities and
            interest "payments , allocated in
            respect of the"
            Certificates					"$1,853,299.48
            "

            2.	Deficit Controlled Amortization
            Amount					$0.00




            "THE PRUDENTIAL BANK AND TRUST COMPANY,"
            Servicer


            By: Name:  Joel L. Rosenberg Title:
            Senior Vice President





















            C-2 Schedule - to Monthly Servicer's
            Certificate with respect to the Series
            1994-A Certificates


            THE PRUDENTIAL BANK & TRUST COMPANY
            ___________________________________________________

            "     PB&T MASTER CREDIT CARD TRUST II,
            SERIES 1994-A"
            ___________________________________________________

            1.	Amount available in Distribution
            Account on
            15-Apr-99	:				"$1,853,299.48
            "

            2.	The amount of interest payable to
            the Series 1994-A Certificateholders on
            the Distribution Date in the current
            calendar month is equal to
            ..............................................						"$1,853,299.48
            "

            3.	The amount of principal payable to
            the Series 1994-A Certificateholders on
            the Distribution Date in the current
            calendar month is equal to
            ..............................................						"$37,500,000.00
            "

            4.	The sum of all amounts payable to
            the Series 1994-A Certificateholders on
            the Distribution Date in the current
            calendar month is equal to
            ..............................................						"$39,353,299.48
            "

            5.	"To the knowledge of the
            undersigned, no" Series 1994-A Pay Out
            event or Trust Pay Out Event has
            occurred except as described
            below:						None


            "IN WITNESS WHEREOF, the undersigned has
            duly executed this" certificate this
            		seventh day of		Apr-99
            "THE PRUDENTIAL BANK AND TRUST COMPANY,"
            Servicer


            By: Name:   Joel L. Rosenberg Title:
            Senior Vice President